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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - November 20, 1997


                              LOT$OFF CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

           0-13076                                     74-2640559
   (Commission File Number)              (I.R.S. Employer Identification No.)


                               8750 TESORO DRIVE
                            SAN ANTONIO, TEXAS 78217
                                 (210) 805-9300
         (Address of Principal Executive Offices and Telephone Number,
                             Including Area Code)





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ITEM 5.  OTHER EVENTS.

         A. Bylaw Amendments. Effective November 26, 1997, the Board of Directors of LOT$OFF Corporation (the "Company") approved certain amendments to and the restatement of the Company's Bylaws. The amendments constitute defensive measures which are intended to provide the Board with reasonable time and opportunity in any unsolicited takeover situation that may arise to fairly analyze any such bid, negotiate to improve such bid or attract other bids or, in an appropriate case, consider the advisability of rejecting any such bid. The amendments pertain to nominations of persons for election to the Board of Directors, action by written consent, postponement of annual meetings of stockholders, and adjournment of stockholder meetings.

         A MORE COMPLETE DESCRIPTION OF THE AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED BYLAWS IS CONTAINED IN THE SECOND AMENDED AND RESTATED BYLAWS OF THE COMPANY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AS AN EXHIBIT TO THIS FORM 8-K.

         B. Litigation Update. As announced by the Company in a press release, on November 20, 1997 the Company obtained a jury verdict in its favor, aggregating approximately $151 million, in a stock conversion lawsuit against Chase Manhattan Bank and other defendants in the United States District Court in San Antonio, Texas.

         As announced by the Company in a press release, on December 4, 1997 the District Court entered a judgment against Chase Manhattan Bank in the Company's favor for $148,575,000 plus costs of court, pre-judgment interest on $12,975,000 at 10% per annum from November 18, 1994 until December 4, 1997 and post-judgment interest on the entire judgment amount at 5.42% from December 4, 1997. The judgment amount reflects a credit as a result of the Company's prior settlement with defendant Banque Paribas (Suisse) S.A.

         Copies of the two press releases and judgment referenced above have been filed with the SEC as exhibits to this Form 8-K.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits

         Exhibit                       Description
         -------                       -----------
            3       Second Amended and Restated Bylaws of the Company
           20.1     Press Release announcing Verdict dated November 20, 1997
           20.2     Press Release announcing Judgment dated December 4, 1997
            99      United States District Court Judgment dated December 4, 1997



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LOT$OFF CORPORATION


Date: December 8, 1997                   By:    CHARLES J. FUHRMANN II
                                            ------------------------------------
                                                Charles J. Fuhrmann II,
                                                President and Chief Executive
                                                Officer



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                                 EXHIBIT INDEX

Exhibit                               Description
-------                               -----------
   3                Second Amended and Restated Bylaws of the Company
  20.1              Press Release announcing Verdict dated November 20, 1997
  20.2              Press Release announcing Judgment dated December 4, 1997
   99               United States District Court Judgment dated December 4, 1997